                                                                     EXHIBIT 1.1

                           CANANDAIGUA BRANDS, INC.
                                 $200,000,000
                  8 1/2 % Senior Subordinated Notes due 2009
                            UNDERWRITING AGREEMENT
                            ----------------------

                                                               February 25, 1999

CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
FLEET SECURITIES, INC.
SCHRODER & CO. INC.
SCOTIA CAPITAL MARKETS (USA) INC.
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York  10017

Ladies and Gentlemen:

          Canandaigua Brands, Inc., a Delaware corporation (the "Company"),
                                                                 -------
proposes to issue and sell $200,000,000 aggregate principal amount of its 8 1/2% Senior Subordinated Notes due 2009 (the "Notes"). The Notes will be issued
                                         -----
pursuant to an Indenture to be dated as of February 25, 1999 (the "Base
                                                                   ----
Indenture") by and among the Company, the Guarantors (as defined below) and
---------
Harris Trust and Savings Bank, as trustee (the "Trustee"), as supplemented by a
                                                -------
Supplemental Indenture to be dated as of February 25, 1999 (the "Supplemental
                                                                 ------------
Indenture" and, together with the Base Indenture, the "Indenture").  As of the
---------
Closing Date (as defined herein), the Notes will be unconditionally guaranteed on a senior subordinated basis, as to payment of principal, premium, if any, and interest, jointly and severally, by each of Barton Distillers Import Corp., Batavia Wine Cellars, Inc., Canandaigua Wine Company, Inc., Canandaigua Europe Limited, Roberts Trading Corp. and Polyphenolics, Inc., each a New York corporation, Canandaigua Limited, a corporation organized under the laws of England and Wales, Barton Financial Corporation, Barton Incorporated and Barton Brands, Ltd., each a Delaware corporation, Barton Beers, Ltd., a Maryland corporation, Barton Brands of California, Inc., a Connecticut corporation, Barton Brands of Georgia, Inc. and The Viking Distillery, Inc, each a Georgia corporation, Stevens Point Beverage Co., a Wisconsin corporation, and Monarch Import

Company, an Illinois corporation (collectively, the "Guarantors" and,
                                                     ----------
together with the Company, the "Issuers"), pursuant to the terms of the
                                -------
Indenture (the "Guarantees").  The Notes and the Guarantees are sometimes
                ----------
referred to herein together as the "Securities."  The Issuers hereby confirm
                                    ----------
their agreement with Chase Securities Inc. ("CSI"), Credit Suisse First Boston
                                             ---
Corporation, Fleet Securities, Inc., Schroder & Co. Inc. and Scotia Capital Markets (USA) Inc. (together with CSI, the "Underwriters") concerning the
                                            ------------
purchase of the Securities by the several Underwriters.

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Prospectus (as defined in Section 1).

          1.   Representations, Warranties and Agreements of the Issuers.  The
          ---- ---------------------------------------------------------
Company and the Guarantors, jointly and severally, represent and warrant to and agree with the Underwriters as of the date hereof and as of the Closing Date that:

         (a) A registration statement on Form S-3 (No. 333-67037), including a form of basic prospectus relating to certain debt and equity securities (the "Shelf Securities") to be offered from time to time by the Company
           -----------------
     and each of the preliminary supplements to the basic prospectus relating to the offering of the Securities has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the
                            --------------
     "Rules and Regulations") of the United States Securities and Exchange
      ---------------------
     Commission (the "Commission") thereunder, (ii) been filed with the
                      ----------
     Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto, as well as copies of the Preliminary Prospectus (as defined below), have been delivered by the Company to you. The Company has also filed with or proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a final prospectus supplement
                                --------
     relating to the Securities (a "Prospectus Supplement").  The registration
                                    ---------------------
     statement, as amended to the date of this Agreement, including the exhibits and schedules thereto, if any, any registration statement filed pursuant to Rule 462(b) under the Securities Act and all documents incorporated by reference or deemed to be incorporated by reference therein, is hereinafter referred to as the "Registration Statement" and the related prospectus
                         ----------------------
     covering the Shelf Securities in the form first used to confirm sales is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as
                                     ----------------
     supplemented by any applicable Prospectus Supplement is hereinafter referred to as the "Prospectus." "Effective Time" means the date and the
                         ----------     --------------
     time as of which the Registration Statement, or the most recent post-effective amendment thereof, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time;
                  --------------
     "Preliminary Prospectus" means any preliminary form of Prospectus
     -----------------------
     specifically relating to the Notes, in the form first filed with, or

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                                      -3-

     transmitted for filing to, the Commission pursuant to Rule 424. Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the
                                               ------------
     date of this Agreement or the date of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein. The Commission has not issued any order preventing or suspending the use of the Prospectus or the effectiveness of the Registration Statement.

         (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations and do
                   -------------------
     not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading; on the Closing Date, the Indenture will conform in all material respects with the applicable requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and, at the Effective Time, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualifications (Form T-1) of the Trustee under the Trust

     Indenture Act or (ii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use therein (the "Underwriters' Information").
                                                    -------------------------

         (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (d) Each Preliminary Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 complied when so filed in all material respects with the Securities Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to Underwriters' Information.

         (e) The Company and each of its consolidated subsidiaries (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with full power and authority (corporate and other) to own their properties and conduct their respective businesses as described in the Prospectus, and are duly qualified to transact business as foreign corporations in good standing under the laws of each jurisdiction where the ownership or leasing of their respective properties or the conduct of their respective businesses require such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise), prospects or operations of the Company and its Subsidiaries considered as a whole (a "Material Adverse Effect"); the Company had at the dates indicated an
     ------------------------
     authorized capitalization as set forth in the Prospectus, and the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned beneficially by the Company free and clear of all liens, encumbrances, equities and claims (collectively, "Liens") except for the Liens under the First Amended and
                     -----
     Restated Credit Agreement dated as of November 2, 1998 between the Company, the guarantors named therein, the lenders signatory thereto, and The Chase Manhattan Bank, as Administrative Agent (the "Credit Agreement"). Neither
                                                   ----------------
     the Company nor any of the Guarantors is in violation of its respective charter or bylaws and neither the Company nor any of the Guarantors is in default (nor has an event occurred with notice, lapse of time or both that would constitute a default) in the performance of any obligation, agreement or condition contained in any agreement, lease, indenture or instrument of the Company or any Guarantor where such violation or default would have a Material Adverse Effect.

         (f) The Issuers have full power and authority to enter into this Agreement and the Indenture and to issue, sell and deliver the Notes, in the case of the Company, and the Guarantees, in the case of the Guarantors (collectively, the "Transaction Documents"), to be sold by them to the
                         ---------------------
     Underwriters as provided herein and therein. The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company or any Guarantor, as the case may be, and the consummation by the Company or any Guarantor, as the case may be, of the transactions contemplated hereby and thereby does not and will not conflict with or result in a breach or violation by the Company or any Subsidiary, as the case may be, of any of the terms or provisions of, constitute a default by the Company or any Subsidiary, as the case may be, under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary, as the case may be, pursuant to the terms of, (A) the Credit Agreement and any other indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any Subsidiary, as the case may be, is a party or to which any of them or any of their respective properties is subject, (B) the charter or bylaws of the Company or any Subsidiary, as the case may be, or (C) any statute, judgment, decree, order, rule or regulation of any court, governmental agency or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets except for any conflict, breach, default, lien, charge, security interest or encumbrance that would not have a Material Adverse Effect.

         (g) The execution and delivery of the Indenture has been duly authorized by all necessary corporate action of the Issuers and, when duly executed and delivered in accordance with their terms by each party thereto, will be a legal, valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The issuance, execution and delivery of the Notes have been duly authorized by all necessary corporate action of the Company and, when executed, issued and delivered by the Company and authenticated by the Trustee and paid for in accordance with this Agreement, will be the legal, valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The issuance, execution and delivery of the Guarantees have been duly authorized by all necessary corporate action of each Guarantor and, when executed, issued and delivered by each Guarantor and authenticated by the Trustee and paid for in accordance with this Agreement, will be the legal, valid, binding and enforceable obligations of each Guarantor, entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The execution and delivery of this Agreement by the Issuers have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Issuers and is the valid and legally binding agreement of each of the Issuers.

         (h) Except as described or referred to in the Prospectus, there is not pending, or to the knowledge of the Issuers threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or might materially adversely affect the consummation of the offering of the Securities pursuant to this Agreement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectus, including ordinary routine litigation incidental to the business, would not, in the aggregate, result in a Material Adverse Effect.

         (i) Arthur Andersen LLP are independent certified public accountants with respect to the Company and its consolidated Subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations
                                                 -----
     and rulings thereunder. The historical financial statements of the Company (including the related notes) contained in the Prospectus comply as to form in all material respects with the requirements applicable to a registration statement on Form S-3 under the Securities Act; such historical financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied throughout the
                                      ----
     periods covered thereby and fairly present the financial position of the Company at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated. KPMG Audit plc are independent chartered accountants with respect to Matthew Clark plc within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder. The historical financial statements of Matthew Clark plc have been prepared in accordance with United Kingdom GAAP consistently applied throughout the periods covered thereby and fairly present the financial position of Matthew Clark plc at the respective dates indicated and the results of its operations and cash flows for the respective periods indicated and such financial statements have to the extent required by the Commission for each period presented been properly reconciled to United States GAAP and contain a discussion of all differences between US GAAP and UK GAAP. The historical financial information of Matthew Clark plc contained in the Prospectus has been converted into United States Dollars on a consistent basis in accordance with US GAAP and the rules and regulations of the Commission. The financial information contained in the Prospectus and relating to the Company is derived from the accounting records of the Company and its Subsidiaries and fairly presents the information purported to be shown thereby. The financial information contained in the Prospectus and relating to Matthew Clark plc is derived from the accounting records of Matthew Clark plc and fairly presents the information purported to be shown thereby. The pro forma financial statements contained in the Prospectus have been prepared on a basis consistent with the historical financial statements contained in the Prospectus (except for the pro forma adjustments specified therein), include all material adjustments to the historical financial statements required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Registration Statement, the Prospectus or in the documents incorporated therein by reference, are based on assumptions made on a reasonable basis and fairly present the historical and proposed transactions described in the Registration Statement, the Prospectus or in the documents incorporated therein by reference (including the transactions contemplated by the Transaction Documents). The other historical financial and statistical information and data included in the Registration Statement, the Prospectus or in the documents incorporated therein by reference fairly presents, in all material respects, the information purported to be shown thereby.

         (j) Except as described in or contemplated by the Registration Statement or the Prospectus, subsequent to February 28, 1998, (i) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would have a Material Adverse Effect; and (ii) there has not been any change in the capital stock (other than as a result of the exercise of the Company's outstanding stock options, purchases under the Company's employee stock purchase plan, any repurchases by the Company under the Stock Repurchase Program (as defined in the Prospectus) or as a result of the conversion of the Company's Class B Common Stock (par value $.01 per share) into Class A Common Stock (par value $.01 per share)) or long-term debt of the Company or any of the Guarantors, or any other material adverse change, or any development involving a prospective material adverse change, in or affecting the business, condition (financial or otherwise), prospects or operations of the Company and the Subsidiaries taken as a whole.

         (k) The Company and each of the Subsidiaries have good and marketable title to all properties and assets, as described in the Prospectus as owned by them free and clear of all liens, encumbrances, claims, security interests or restrictions, except as provided under the Credit Agreement as such as are described in the Prospectus or do not interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries and would not individually or in the aggregate result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and the Subsidiaries taken as a whole, and under which the Company or any of the Subsidiaries holds properties described in the Prospectus, are in full force and effect and neither the Company nor any of the Subsidiaries has any notice of any claims of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under such leases or subleases, or affecting or questioning the rights of the Company or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claims would have a Material Adverse Effect.

         (l) Each of the Company and the Subsidiaries owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own, lease and operate its properties and to conduct its business as presently conducted by it and described in the Prospectus, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Material Licenses"); all of the Material Licenses are valid and in full force and effect, except where the invalidity of such Material License or the failure of such Material License to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or any of its Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Material Licenses which would, individually or in the aggregate, have a Material Adverse Effect.

         (m) Each of the Company and each of its Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other patentable and/or unpatentable proprietary or confidential information or procedures) (collectively, "intellectual property") necessary to carry on its business
                     ---------------------
     as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein and which infringement or conflict would have a Material Adverse Effect.

         (n) None of the Company or any of its Subsidiaries has taken, or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

         (o) None of the Company or any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended.

         (p) Except as described in the Prospectus, the Company and its Subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not individually or in the aggregate have a Material Adverse Effect. None of the Company or any of its Subsidiaries is the subject of any pending or, to the knowledge of any of the Issuers, threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of its Subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its Subsidiaries' business operations or ownership or possession of any of their properties or assets or is in contravention of any Environmental Law that would, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its Subsidiaries has received any notice or claim, nor are there pending or, to the knowledge of any of the Issuers, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that would have a Material Adverse Effect. As used herein, "Environmental Laws" means any federal, state or local law or regulation applicable to the Company's or any of its Subsidiaries' business operations or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

         (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

         (r) No relationship, direct or indirect, exists between or among the Company and its Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described in the Prospectus or incorporated therein by reference as permitted by the Rules and Regulations.

         (s) No labor problem exists with the employees of the Company or any of its Subsidiaries or, to the knowledge of the Issuers, is imminent that, in either case, would have a Material Adverse Effect.

         (t) Except as disclosed in the Prospectus, all United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed (taking into account extensions granted by the applicable federal governmental agency) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a Material Adverse Effect. All other corporate franchise and income tax returns of the Company and its Subsidiaries required to be filed pursuant to applicable foreign, state or local laws have been filed, except insofar as the failure to file such returns would not individually or in the aggregate result in a Material Adverse Effect, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a Material Adverse Effect.

         (u) The Company and each of its Subsidiaries maintain (and in the future will maintain) a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") and to maintain accountability for assets; (C) access to assets is
     ------
     permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (v) The Company and each of its Subsidiaries is in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, regulations, ordinances and rules applicable to it and its operations, except, in either case, where any failure by the Company or any of its Subsidiaries to comply with any such law, regulation, ordinance or rule would not individually or in the aggregate result in a Material Adverse Effect.

         (w) Neither the issuance, sale or delivery of the Securities and the Guarantees nor the application of the proceeds thereof by the Company as set forth in the Prospectus will violate Regulations T, U or X of the Board of Government of the Federal Reserve System or any other regulation of such Board of Governors.

         (x) Each of the Company and its Subsidiaries is, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to any such entity on a particular date, that on such date (A) the fair market value of the assets of such entity is greater than the amount that will be required to pay the probable liabilities of such entity on its debts as they become absolute and matured, (B) assuming the sale of the Securities as contemplated by this Agreement and as described in the Prospectus, such entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (C) such entity is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (D) such entity does not have unreasonably small capital.

         (y) Other than this Agreement, neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Issuers or any Subsidiary or the Underwriters for a brokerage commission, finders' fee or like payment in connection with the offering and sale of the Securities.

         (z) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied by the Company.

         (aa) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (bb) The Asset Purchase Agreement (the "Diageo Purchase Agreement")
                                                 -------------------------
     dated February 22, 1999 by and among the Company and Diageo Inc., UDV Canada Inc., and United Distillers Canada Inc. relating to the purchase by the Company of certain whisky brands (the "Diageo Acquisition") has been
                                                ------------------
     duly authorized and executed by the Company. The Company is not in violation of the terms of the Diageo Purchase Agreement.

          Any certificate signed by an officer of the Company or any of the Guarantors and delivered to the Underwriters or to counsel for the Underwriters at or prior to the Closing Date pursuant to any section of this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by the Company or such Guarantor, as the case may be, to each Underwriter as to the matters covered thereby.

          2.   Purchase of the Securities by the Underwriters.  (a)  On the
               ----------------------------------------------
basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree to issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Issuers, the principal amount of Securities set forth opposite the name of such Underwriter on Schedule I hereto at a purchase price equal to 98.000% of the principal amount thereof. The Issuers shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

          (b) The Issuers acknowledge and agree that the Underwriters may sell Securities to any affiliate of an Underwriter and that any such affiliate may sell Securities purchased by it to an Underwriter.

          (c) The Issuers hereby confirm their engagement of Schroder & Co. Inc. as, and Schroder & Co. Inc. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter", within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of
                               ----
the Securities. Schroder & Co., Inc., solely in its capacity as a qualified independent underwriter and not otherwise, is referred to herein as the "QIU." The yield to maturity at which the Securities will be sold to the public shall be no lower than the minimum yield to maturity recommended by Schroder & Co. Inc. acting as QIU.

          3.   Delivery of and Payment for the Securities.  (a)  Delivery of and
          ---- ------------------------------------------
payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, New York, New York or at such other place as shall be agreed upon by the Underwriters and the Company, at 9:00 A.M., New York City time, on March 4, 1999, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Underwriters and the Company (such date and time of payment and delivery being referred to herein as the "Closing
                                                                       -------
Date").
----

          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Underwriters of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriters hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as CSI on behalf of the Underwriters shall have requested in writing not less than two full business days prior to the Closing Date. The Issuers agree to make one or more global certificates evidencing the Securities available for inspection by CSI on behalf of the Underwriters in New York, New York at least 24 hours prior to the Closing Date.

          4.   Further Agreements of the Company.  Each of the Issuers agrees
               ---------------------------------
with each of the several Underwriters:

         (a) to prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; except for such post-effective amendment made under Rule 462(d) under the Securities Act, which amendment shall be approved by the Underwriters, to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal at the earliest possible time;

         (b) to furnish promptly to each Underwriter and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

         (c) to deliver promptly to each Underwriter such number of the following documents as such Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as each Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

         (d) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Underwriters, be required by the Securities Act or requested by the Commission.

         (e) during the period when a prospectus is required to be delivered in connection with the offering or sale of the Securities, prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424, to furnish a copy thereof to each Underwriter and counsel for the Underwriters and obtain the consent of the Underwriters to the filing;

         (f) as soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

         (g) for so long as the Securities are outstanding, to furnish the Underwriters copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

         (h) promptly from time to time take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as required for the resale of the Securities;

         (i) for a period of 180 days from the date of the Prospectus, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any unsecured debt securities issued or guaranteed by the Company or any of its Subsidiaries (other than the Securities) without the prior written consent of CSI not to be unreasonably withheld;

         (j) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

         (k) in connection with the offering of the Securities, until CSI on behalf of the Underwriters shall have notified the Company of the completion of the distribution of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

         (l) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Underwriters;

         (m) to furnish to each of the Underwriters on the date hereof a copy of each of the independent accountants' reports included in the Prospectus signed by the accountants rendering such report;

         (n) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

         (o) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have resulted in a default or an event of default under the Indenture;

         (p) not to take any action prior to the Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 4(d);

         (q) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to any Issuer, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications and earnings announcements in the ordinary course of business and consistent with the past practices of such Issuer and of which the Underwriters are notified), without the prior written consent of the Underwriters, unless in the judgment of such Issuer and its counsel, and after notification to the Underwriters, such press release or communication is required by law; and

         (r) to apply the net proceeds from the sale of the Securities as set forth in the Prospectus under the heading "Use of Proceeds."

          5.   Conditions of Underwriters' Obligations.  The respective
               ---------------------------------------
obligations of the several Underwriters hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of each of the Issuers contained herein, to the accuracy of the statements of each of the Issuers and their respective officers made in any certificates delivered pursuant hereto, to the performance by each of the Issuers of its respective obligations hereunder and to each of the following additional terms and conditions:

         (a) All of the representation and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) The Prospectus shall have been timely filed with the Commission in accordance with the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (c) The Prospectus (and any amendments or supplements thereto) shall have been printed and copies distributed to the Underwriters as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Underwriters may agree; and no stop order suspending the sale of the Securities in any jurisdiction in which the Underwriters reasonably expect to sell Securities shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

         (d) None of the Underwriters shall have discovered and disclosed to the Company on or prior to the Closing Date that the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (e) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Prospectus, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be satisfactory in all material respects to the Underwriters, and the Issuers shall have furnished to the Underwriters all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

         (f) McDermott, Will & Emery shall have furnished to the Underwriters their written opinion, as special securities counsel to the Issuers, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Annex A hereto.
                         -------

         (g) Nixon, Hargrave, Devans & Doyle LLP, special counsel to the Issuers, shall have furnished to the Underwriters a written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, substantially to the effect set forth in Annex B hereto.
              -------

         (h) Each of Clifford Chance, special United Kingdom counsel to the Issuers, and Piper & Marbury, special Maryland counsel to the Issuers, shall have furnished to the Underwriters a written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, substantially to the effect set forth in Annex C hereto.
     -------

         (i) The Underwriters shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

         (j) The Company shall have furnished to the Underwriters letters (the "Initial Letters") of Arthur Andersen LLP and KPMG Audit Plc, addressed to
     ----------------
     the Underwriters and dated the date hereof, in form and substance previously approved by the Underwriters and counsel for the Underwriters.

         (k) The Company shall have furnished to the Underwriters letters (the "Bring-Down Letters") of Arthur Andersen LLP and KPMG Audit Plc, addressed
     -------------------
     to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters. In addition, the Company shall have received letters from Arthur Andersen LLP and KPMG Audit Plc consenting to the use, in connection with the offering of the Securities, of the audited financial statements of the Company and its Subsidiaries prepared by such accountants and included in the Prospectus.

         (l) The Company shall have furnished to the Underwriters a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer stating that:

              (i) The representations, warranties and agreements of the Company and the Guarantors in Section 1 are true and correct as of the Closing Date; the Company and the Guarantors have complied with all agreements contained herein; and the conditions set forth in Sections 5(a) through 5(k) have been fulfilled;

              (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which is required under the Securities Act to be set forth in a supplement or amendment to the Registration Statement or the Prospectus; and

              (iii) Subsequent to the date of the most recent financial statements of the Company and Matthew Clark contained in the Prospectus, there has been no event or development that can reasonably be expected to have a Material Adverse Effect, except as set forth in the Prospectus.

         (m) The Indenture shall have been duly executed and delivered by each of Issuers and the Trustee, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee and the Guarantee of each Guarantor shall have been duly endorsed thereon.

         (n) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Prospectus (exclusive of any amendment or supplement thereto), other than as expressly described in the Prospectus, there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in this Agreement and the Prospectus (exclusive of any amendment or supplement thereto).

         (o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance, sale or resale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance, sale or resale of the Securities.

         (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's other debt securities by any "nationally recognized statistical rating organization," as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Company's other debt securities.

         (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended, (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities,

     (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of clauses (iii) and
     (iv), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Prospectus (exclusive of any amendment or supplement thereto).

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          6.   Termination.  The obligations of the Underwriters hereunder may
               -----------
be terminated by the Underwriters, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(n),
(o), (p) or (q) shall have occurred and be continuing or, if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

          7.   Defaulting Underwriters.  (a)  If, on the Closing Date, any of
               -----------------------
the Underwriters defaults in the performance of its obligations under this Agreement, the non-defaulting Underwriters may make arrangements for the purchase of the Securities which such defaulting Underwriter agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Underwriters, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9, 10, 13 and 16 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriters" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule I hereto that,
                                                    ----------
pursuant to this Section 7, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or the non-defaulting Underwriters for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Underwriters may be necessary in the Prospectus or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Prospectus that effects any such changes.

          8.   Reimbursement of Underwriters' Expenses.  If (a) this Agreement
               ---------------------------------------
shall have been terminated pursuant to Section 6 or 7, (b) the Issuers shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers, jointly and severally, shall reimburse the Underwriters for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Underwriters in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of such expenses.

          9.   Indemnification.  (a)  Each of the Issuers, jointly and
               ---------------
severally, shall indemnify and hold harmless each Underwriter (including, without limitation, Schroder & Co. Inc. acting in its role as QIU), their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an "Underwriter"), from and against any loss, claim,
                           -----------
damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which such Underwriter may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Underwriters' Information, or (iii) with respect to the Schroder & Co.

Inc. only, its activities as QIU under its engagement pursuant to Section 2(c) hereof; provided, however, that Schroder & Co. will not be indemnified with
        --------  -------
respect to its activities as QIU to the extent that any loss, claim, damage or liability arising from Schroder & Co.'s activities as QIU is finally judicially determined by a court of competent jurisdiction not subject to further appeal to have resulted from the gross negligence or willful misconduct of Schroder & Co. The foregoing indemnity agreement is in addition to any liability which the Issuers may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter; provided, further, however, that with respect to any such untrue statement in or omission from the Preliminary Prospectus, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Underwriter to the extent that the sale of the Securities to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Underwriter and any such loss, claim, damage, liability or action of or with respect to such Underwriter results from the fact that both (A) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Prospectus was corrected in the Prospectus and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission unless in, either case, such failure to deliver the Prospectus was a result of non-compliance by the Issuers with Section 5(c).

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Issuers, their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Issuer within the meaning of Section 15 the Securities Act or Section 20(a) of the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the "Issuers"), from and against any loss,
                                         -------
claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Underwriters' Information, and shall reimburse the Issuers promptly upon demand for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of such claim or the commencement of such action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that the indemnifying party was otherwise unaware of such claim or the commencement of such action and it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) The Underwriters severally confirm and the Issuers acknowledge that the statements with respect to the public offering of the Notes by the Underwriters set forth on the cover page of, and the information under the caption "Underwriting" in, the Prospectus Supplement are correct and constitute the only Underwriters' Information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          The obligations of the Issuers and the Underwriters in this Section 9 are in addition to any other liability that the Issuers or the Underwriters, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          10.    Contribution.  If the indemnification provided for in Section 9
                 ------------
is unavailable or insufficient to hold harmless an indemnified party under
Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any Issuer on the one hand or to any Underwriters' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

          11.    Persons Entitled to Benefit of Agreement.  This Agreement shall
                 ----------------------------------------
inure to the benefit of and be binding upon each of the Underwriters and each of the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuers and the Underwriters. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12.    Expenses.  Whether or not the transactions contemplated by this
                 --------
Agreement are consummated or this Agreement is terminated, the Issuers, jointly and severally, agree with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits); (d) the costs incident to the preparation, printing and distribution of the Preliminary Prospectus, the Prospectus and any amendments or supplements thereto; (e) the costs of reproducing and distributing each of the Transaction Documents; (f) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (g) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (h) the fees and expenses of the Issuers' counsel and independent accountants; (i) the fees and expenses of preparing, printing and distributing Blue Sky memoranda (including related fees and expenses of counsel for the Underwriters); (j) any fees charged by rating agencies for rating the Securities; (k) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); and (k) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

          13.    Survival.  The respective indemnities, rights of contribution,
                 --------
representations, warranties and agreements of the Issuers and the Underwriters contained in this Agreement or made by or on behalf of the Issuers or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

          14.    Notices, etc.  All statements, requests, notices and agreements
                 ------------
hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: David Fass (telecopier no.: 212-270-0994); or

         (b) if to the Issuers, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Final Prospectus Supplement, Attention: David Sorce (telecopier no.: 716-218-
     2165);

provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall also be delivered or sent by mail to such Underwriter at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by CSI.

          15.    Definition of Terms.  For purposes of this Agreement, (a) the
                 -------------------
term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          16.    Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of New York without regard to principals of conflicts of laws thereof.

          17.    Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts (which may include counterparts delivered by telecopier) and, if executed in counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18.    Amendments.  No amendment or waiver of any provision of this
                 ----------
Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          19.    Headings.  The headings herein are inserted for convenience of
                 --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature Pages Follow]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between each of the Issuers and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                CANANDAIGUA BRANDS, INC.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                BATAVIA WINE CELLARS, INC.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                BARTON INCORPORATED

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                BARTON BRANDS, LTD.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:

                                BARTON BEERS, LTD.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                BARTON BRANDS OF CALIFORNIA, INC.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                BARTON BRANDS OF GEORGIA, INC.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                BARTON DISTILLERS IMPORT CORP.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                BARTON FINANCIAL CORPORATION

                                By:
                                    -----------------------------
                                    Name:
                                    Title:

                                STEVENS POINT BEVERAGE CO.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                CANANDAIGUA LIMITED

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                MONARCH IMPORT COMPANY

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                CANANDAIGUA WINE COMPANY, INC.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                THE VIKING DISTILLERY, INC.
                                By:
                                    -----------------------------
                                    Name:
                                    Title:

                                CANANDAIGUA EUROPE LIMITED

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                ROBERTS TRADING CORP.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:


                                POLYPHENOLICS, INC.

                                By:
                                    -----------------------------
                                    Name:
                                    Title:

Accepted:

CHASE SECURITIES INC.

By:  /s/ Joe Purcell
    -----------------------------
    Name: Joe Purcell
    Title: Vice President


CREDIT SUISSE FIRST BOSTON CORPORATION

By:  /s/ Eldad Coppens
    -----------------------------
    Name: Eldad Coppens
    Title: Director


FLEET SECURITIES, INC.

By:  /s/ Robert Hornstein
    -----------------------------
    Name: Robert Hornstein
    Title: Vice President


SCHRODER & CO. INC.

By:  /s/ Andrew van der Vord
    -----------------------------
    Name: Andrew van der Vord
    Title: Managing Director


SCOTIA CAPITAL MARKETS (USA) INC.

By:  /s/ Amil V. Schiaffino
    -----------------------------
    Name: Amil V. Schiaffino
    Title: Director

                                                                      SCHEDULE I
                                                                      ----------
                                          Principal Amount
              Underwriters                    of Notes
              ------------                ----------------

Chase Securities Inc.                        $160,000,000
Credit Suisse First Boston Corporation         10,000,000
Fleet Securities, Inc.                         10,000,000
Schroder & Co. Inc.                            10,000,000
Scotia Capital Markets (USA) Inc.              10,000,000
                                             -------------
   Total                                     $200,000,000

                                                                         ANNEX A
                                                                         -------

        [Form of Opinion of Special Securities Counsel for the Company]

          McDermott, Will & Emery, special securities counsel to the Company, shall have furnished to the Underwriters their written opinion, as counsel for the Issuers, addressed to the Underwriters and dated on the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth below:

              (i) The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to execute, deliver and perform all of its respective obligations under the Transaction Documents.

              (ii) No consent, approval, authorization, order, registration or qualification of or with any governmental authority or agency or, to our knowledge, any court or similar body is required under the laws of the United States, the State of New York and the General Corporation Law of the State of Delaware for the execution, delivery or performance of the Transaction Documents by the Company or any Guarantor, as the case may be, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the securities by the Underwriters (as to which no opinion is required).

              (iii) The execution, delivery and performance of the Transaction Documents by the Company or any Guarantor, as the case may be, and the application of the net proceeds from the sale of the Securities in the manner described in the Prospectus under the caption "Use of Proceeds" do not and will not (A) conflict with the charter and by-laws of the Company, (B) conflict with, constitute a breach of or a default by the Company or any Guarantor, as the case may be, under, or result in the creation or imposition of any lien, security interest or encumbrance upon any of the assets of the Company or any Guarantor, as the case may be, pursuant to the terms of the Credit Agreement or any other indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument listed on Annex 2 hereto, (C) contravene the General Corporation Law of the State of Delaware or any statute, rule or regulation under the laws of the United States and the State of New York applicable to the Company or any of the Guarantors or any of their respective properties or (D) to the knowledge of such counsel, conflict with or violate any judgment, decree or order of any court or governmental agency or court or body applicable to the Company or any of the Guarantors and their respective properties.

              (iv) The Transaction Documents have been duly authorized by the Company. The Transaction Documents have been duly executed and delivered by the Company and each of the Guarantors. The sale and the issuance of the Notes and the Guarantees, and the execution and delivery thereof, have been duly authorized by requisite corporate action of the Company. The Notes have been duly executed by the Company and the Guarantees have been duly executed by the Guarantors. The Securities have been duly delivered to the Underwriters by the Company and the Guarantors.

              (v) The Indenture is a valid and binding agreement, enforceable against the Company and each Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). When the Notes and the Guarantees have been authenticated in accordance with the terms of the Indenture, the Notes and the Guarantees will be valid and binding obligations of the Company and the Guarantors, respectively, entitled to the benefits of the Indenture and enforceable against the Company and the Guarantors in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

              (vi) The Securities and the Indenture conform in all material respects to the descriptions thereof under the caption "Description of the Notes" in the Prospectus and "Description of Debt Securities" in the Basic Prospectus. The statements made in the Prospectus under the caption "Description of the Senior Credit Facilities," insofar as they describe certain provisions of the Credit Agreement, are accurate in all material respects.

              (vii) Each of the Company's Current Reports on Form 8-K/A filed on February 12, 1999 and on Form 8-K filed on February 22, 1999 incorporated by reference into the Prospectus, at the time it was filed with the Commission, appeared on its face to be appropriately responsive in all mate-rial respects to the requirements of the Exchange Act and rules and regulations as promulgated by the Commission under the Exchange Act, except that such counsel need not express any opinion as to the financial statements, schedules, projections (and associated assumptions and cautionary statements) and other financial data included therein or incorporated by reference therein or excluded therefrom or the exhibits thereto (except to the extent set forth in the next sentence of this paragraph).

              (viii) The Registration Statement was declared effective under the Securities Act as of November 19, 1998, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

              (ix) As of its date and as of the Closing Date, the Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (except for the financial statements, the notes thereto and related schedules and other financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (except that such counsel will not express any opinion as to the financial statements, schedules and other financial data included therein or incorporated by reference therein or excluded therefrom, or exhibits thereto or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the prospectus except to the extent set forth in paragraph (vi) of this opinion).

              (x) The Indenture conforms as to form in all material respects with the requirements of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

              (xi) Neither the Company nor any Subsidiary is required to register under the Investment Company Act of 1940, as amended (the "1940 Act"), as an "investment company" as such term is defined in the 1940 Act.

              (xii) Neither the issuance, sale or delivery of the Securities nor the application of the proceeds thereof by the Company as set forth in the Prospectus will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          In addition, such opinion shall state such counsel has participated in conferences with officers and representatives of the Company and the Subsidiaries, and representatives of the independent accountants of the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Although such counsel is not required to pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and are not required to make an independent check or verification thereof, except to the extent set forth in paragraph (vi) of the opinion, such counsel is required to state that, based upon the foregoing, no facts have come to their attention to lead them to believe that the Registration Statement or the Prospectus (including the documents incorporated therein by reference (except to the extent statements contained in such documents have been modified or superseded by statements contained in the Prospectus)), as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Such counsel need express no opinion or belief as to the financial statements, schedules, and other financial data included therein, or incorporated by reference into, or excluded from the Registration Statement or the Prospectus.

                                                                         ANNEX B
                                                                         -------

               Form of Opinion of Special Counsel to the Company

          Nixon, Hargrave, Devans & Doyle LLP, special counsel to the Company, shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated on the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth below:

              (i) Each of the Subsidiaries of the Company listed on Annex 1 attached hereto (the "Guarantors") is a corporation duly incorporated, in each case, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. The Company and each of the Guarantors is duly qualified and in good standing as a foreign corporation in each jurisdiction listed for it on Annex 2 attached hereto. The Company and each Guarantor has all requisite corporate power to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Prospectus. All of the issued and outstanding capital stock of each Guarantor has been duly authorized and validly issued and is fully paid and non-assessable and were not issued in violation of any preemptive or similar rights of stockholders arising under the corporate law of the state of incorporation of such Guarantor, the charter or bylaws of such Guarantor, or, to the best knowledge of such counsel, any agreement to which such Guarantor is party, and, to the best knowledge of such counsel, is owned by the Company, free and clear of any lien, adverse claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever except for the liens under the Credit Agreement.

              (ii) The Guarantors have the corporate power and authority to execute, deliver and perform all of their respective obligations under the Transaction Documents. The execution, delivery and performance of the Transaction Documents by the Company or any Guarantor, does not and will not (A) conflict with the charter or bylaws of any Guarantor,
          (B) contravene the General Corporation Law of the State of Delaware or any statute, rule or regulation under the laws of the State of New York applicable to the Guarantors or any of their respective properties, or (C) to the knowledge of such counsel, conflict with or violate any judgment, decree or order of any court or governmental agency or court or body applicable to any of the Guarantors or any of their respective properties.

              (iii) The Transaction Documents have been duly authorized, executed and delivered by each Guarantor. The sale and issuance of the Guar-antees and the execution and delivery thereof have been duly authorized by requisite corporate action of the Guarantors.

              (iv) To the best knowledge of such counsel after due inquiry, except as described or referred to in the Registration Statement and
          Prospectus: there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Guarantors is a party, or to which the property of the Company or any of the Guarantors is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Guarantors, will individually or in the aggregate result in any material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets, of the Company and the Guarantors taken as a whole or will materially adversely affect the consummation of the transactions contemplated by the Prospectus; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties, that are not described in the Registration Statement and Prospectus, including ordinary routine litigation incidental to the business, considered in the aggregate, will not result in a material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets, of the Company and the Guarantors taken as a whole.

              (v) Each of the documents filed by the Company under the Exchange Act and incorporated by reference into the Prospectus, other than the Company's Current Report on Form 8-K/A filed on February 12, 1999 and the Company's Current Report on Form 8-K filed on February 22, 1999 (collectively, the "Documents"), at the time it was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act, and the rules and regulations as promulgated by the Commission under the Exchange Act, except that such counsel need not express any opinion as to the financial statements, schedules, and other financial data included therein or incorporated by reference therein, or excluded therefrom or the exhibits thereto (except to the extent set forth in the next sentence of this paragraph) and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Documents. To such counsel's knowledge without having made any independent investigation and based upon representations of officers of the Company as to factual matters, there were no con-tracts or documents required to be filed as exhibits to such Documents on the date they were filed which were not so filed.

             Such counsel may limit its opinion to the laws of the United States and the State of New York and the General Corporation Law of the State of Delaware.

                                                                         ANNEX 1
                                                                         -------
                                   Guarantors
                                   ----------


Guarantor                               State of Incorporation
---------                               ----------------------

Batavia Wine Cellars, Inc.              New York
Canandaigua Wine Company, Inc.          New York
Barton Incorporated                     Delaware
Barton Brands, Ltd.                     Delaware

                                                                         ANNEX C
                                                                         -------

                Form of Opinion of Local Counsel to the Company

          Clifford Chance, special United Kingdom counsel to the Issuers, and Piper & Marbury, special Maryland counsel to the Issuers, shall have furnished to the Underwriters their written opinions, each addressed to the Underwriters and dated on the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth below:

              (i)    [               ] (the "Company") has been duly organized
          and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation.

              (ii) The Company has the corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture, the Supplemental Indenture and the Guarantee. The Indenture, the Supplemental Indenture, the Underwriting Agreement, and the Guarantee have been duly authorized for execution and delivery by the Company. The sale and issuance by the Company of its Guarantee and the execution and delivery thereof has been duly authorized by requisite corporation action of the Company.

              (iii) The execution, delivery, and performance by the Company of the Underwriting Agreement, the Indenture, the Supplemental Indenture and the Guarantee does not and will not (A) conflict with the charter or By-Laws of the Company, (B) contravene any statute, rule or regulation under the laws of its jurisdiction of incorporation applicable to the Company and its properties, or (c) to counsel's knowledge, conflict with or violate any judgment, decree or order of any court or governmental agency or court or body applicable to the Company and its properties (except that no opinion need be expressed with respect to the securities or Blue Sky laws of its jurisdiction of incorporation).